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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 25, 2006

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

               000-31635                                  95-4333817
         (Commission File No.)                 (IRS Employer Identification No.)

          776 Palomar Avenue
         Sunnyvale, California                              94085
(Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (408) 522-3100

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On July 25, 2006, Endwave Corporation ("Endwave") executed a new supply agreement with Northrop Grumman Space & Mission Systems Corp. ("NGST"). This agreement replaces the previous supply agreement between Endwave and NGST, which expires on July 31st. The new agreement, which by its terms became effective on June 30, 2006, provides that NGST will continue to fulfill certain of Endwave's semiconductor chip requirements. The agreement expires on September 30, 2008. In addition to containing agreed pricing, delivery and volume commitments, the agreement provides that NGST will maintain a buffer inventory of certain products and provides for a 24-month warranty on all chips provided by NGST.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ENDWAVE CORPORATION


Dated: July 27, 2006                         By:    /s/ BRETT W. WALLACE
                                                    ----------------------------
                                                    Brett W. Wallace
                                             Title: Executive Vice President and
                                                    Chief Financial Officer